UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
(872) 825-4000
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.
United Airlines Holdings, Inc. ("UAL"), the holding company whose primary subsidiary is United Airlines, Inc. ("United," and together with UAL, the "Company"), is providing an update regarding its financial outlook for second quarter 2022.
In the period following the Company's previous guidance, the demand environment has continued to improve, resulting in a higher unit revenue outlook for the second quarter 2022. The price of oil has also continued to increase, resulting in a higher expected fuel price for the second quarter 2022. The Company is updating its prior capacity, total revenue per available seat mile ("TRASM"), CASM-ex1, average fuel price and adjusted operating margin2 guidance for the second quarter of 2022:

Estimated 2Q 2022
	Updated	Prior
Capacity vs 2019	~(14%)	~(13%)
TRASM vs 2019	23% - 25%	~17%
CASM-ex1 vs 2019	16% - 17%	~16%
Average Aircraft Fuel Price per Gallon[3]	$4.02	$3.43
Adjusted Operating Margin[2]	~10%	~10%

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Cautionary Statement Regarding Forward-Looking Statements:
This Current Report on Form 8-K contains certain "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to, among other things, guidance regarding the Company's future financial and operating results. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about the Company's future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond the Company's control and could cause the Company's future results to differ materially from those expressed in, or implied by, the statements. Words such as "should," "could," "would," "will," "may," "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "projects," "forecast," "guidance," "outlook," "goals", "targets" and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. All statements, other than those that relate solely to historical facts, are forward-looking statements. Additionally, forward-looking statements include conditional statements and statements that identify uncertainties or trends, discuss the possible future effects of known trends or uncertainties, or that indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law or regulation.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the adverse impacts of the ongoing COVID-19 global pandemic on the Company's business, operating results, financial condition and liquidity; execution risks associated with the Company's strategic operating plan; changes in the Company's network strategy or other factors outside the Company's control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any
1 CASM-ex (adjusted cost or operating expense per available seat mile) is a non-GAAP financial measure that excludes fuel, profit sharing, third-party business expenses and special charges (credits). The Company is not providing a target for or reconciliation to CASM (cost or operating expense per available seat mile), the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.
2 Adjusted operating margin is a non-GAAP financial measure and excludes special charges (credits), the nature of which are not determinable at this time. As a result, the Company is not reaffirming a target for or providing a reconciliation to operating margin, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.
3 Based on the Jet A forward curve as of May 10, 2022.

inability to accept or integrate new aircraft into the Company's fleet as planned; any failure to effectively manage, and receive anticipated benefits and returns from, acquisitions, divestitures, investments, joint ventures and other portfolio actions; adverse publicity, harm to the Company's brand, reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving the Company, the Company's regional carriers, the Company's codeshare partners or another airline; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity, including as a result of alliances, joint business arrangements or other consolidations; the Company's reliance on a limited number of suppliers to source a majority of the Company's aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; disruptions to the Company's regional network and United Express flights provided by third-party regional carriers; unfavorable economic and political conditions in the United States and globally; reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; extended interruptions or disruptions in service at major airports where the Company operates and space, facility and infrastructure constrains at the Company's hubs or other airports; geopolitical conflict, terrorist attacks or security events; any damage to the Company's reputation or brand image; the Company's reliance on technology and automated systems to operate the Company's business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; increasing privacy and data security obligations or a significant data breach; increased use of social media platforms by the Company, the Company's employees and others; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company's operations; any failure to attract, train or retain skilled personnel, including the Company's senior management team or other key employees; the monetary and operational costs of compliance with extensive government regulation of the airline industry; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; costs, liabilities and risks associated with environmental regulation and climate change, including the Company's climate goals; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel; the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term, and the impacts of insufficient liquidity on the Company's financial condition and business; failure to comply with financial and other covenants governing the Company's debt, including the Company's MileagePlus® financing agreements; the impacts of the proposed phase out of the London interbank offer rate; limitations on the Company's ability to use the Company's net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the Company's failure to realize the full value of the Company's intangible assets or the Company's long-lived assets, causing the Company to record impairments; fluctuations in the price of the Company's common stock; the impacts of seasonality and other factors associated with the airline industry; increases in insurance costs or inadequate insurance coverage and other risks and uncertainties set forth under Part I, Item 1A. Risk Factors of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission.

The foregoing list sets forth many, but not all, of the factors that could impact the Company's ability to achieve results described in any forward-looking statements. Investors should understand that it is not possible to predict or identify all such factors and should not consider this list to be a complete statement of all potential risks and uncertainties. In addition, certain forward-looking outlook provided in this report relies on assumptions about the duration and severity of the COVID-19 pandemic, the timing of the return to a more stable business environment, the volatility of aircraft fuel prices, customer behavior changes and return in demand for air travel, among other things (together, the "Recovery Process"). If the actual Recovery Process differs materially from the Company's assumptions, the impact of the COVID-19 pandemic on the Company's business could be worse than expected, and the Company's actual results may be negatively impacted and may vary materially from the Company's expectations and projections. It is routine for the Company's internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which the Company bases its expectations may change. For instance, the Company regularly monitors future demand and booking trends and adjust capacity, as needed. As such, the Company's actual flown capacity may differ materially from currently published flight schedules or current estimations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Executive Vice President and Chief Financial Officer

Date: May 16, 2022

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